UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: November 30

Date of reporting period: May 31, 2007

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Legg Mason Partners
Classic Values Fund

R E P O R T

S E M I - A N N U A L

MAY 31, 2007

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Letter from the Chairman
R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy weakened during the six-month reporting period ended May 31, 2007. U.S. gross domestic product (“GDP”) [i] expanded 2.5% in the fourth quarter of 2006. Based on the preliminary estimate from the U.S. Commerce Department, GDP growth was a tepid 0.6% in the first quarter of 2007. This was the lowest growth rate since the fourth quarter of 2002. While consumer spending remained fairly solid, ongoing troubles in the housing market continued to negatively impact the economy. In addition, corporate spending was mixed during the reporting period.

After increasing the federal funds rateii to 5.25% in June 2006—the 17th consecutive rate hike—the Federal Reserve Board (“Fed”) iii held rates steady at its last seven meetings. In its statement accompanying the May 2007 meeting, the Fed stated, “Economic growth slowed in the first part of this year and the adjustment in the housing sector is ongoing. Nevertheless, the economy seems likely to expand at a moderate pace over coming quarters. Core inflation remains somewhat elevated. Although inflation pressures seem likely to moderate over time, the high level of resource utilization has the potential to sustain those pressures.”

Despite concerns regarding the economy and increased volatility in the financial markets, stock prices generally rose during the six-month reporting period. Stocks rallied at the end of 2006 and began the new year on a positive note, as the S&P 500 Indexiv hit a six-year high in January 2007. Stock prices rose on the back of optimism for continued solid corporate profits and hopes for a soft economic landing. The U.S. stock market’s ascent continued during much of February 2007, before a sharp decline at the end of the month. This was, in part, triggered by an 8.8% fall in China’s stock market on February 28th, its worst one-day performance in 10 years. The repercussions of this decline were

Legg Mason Partners Classic Values Fund	I

widespread, as the stock markets around the world also declined. After a modest increase in March 2007, U.S. stock prices rallied in April and May, due to surprisingly strong first quarter corporate profits. All told, the S&P 500 Index returned 10.29% during the six months ended May 31, 2007.

Looking at the U.S. stock market more closely, mid-cap stocks outperformed their large- and small-cap counterparts, with the Russell Midcap[v], Russell 1000vi, and Russell 2000vii Indexes returning 12.43%, 10.67% and 8.40%, respectively, for the six months ended May 31, 2007. From an investment style perspective, value stocks outperformed growth stocks, with the Russell 3000 Valueviii and Russell 3000 Growthix Indexes returning 10.84% and 10.10%, respectively.

Performance Review

For the six months ended May 31, 2007, Class A shares of Legg Mason Partners Classic Values Fund, excluding sales charges, returned 13.20%. These shares outperformed the Fund’s unmanaged benchmark, the S&P 500 Index, which returned 10.29% for the same period. The Lipper Multi-Cap Value Funds Category Average[1] increased 11.56% over the same time frame.

Performance Snapshot as of May 31, 2007 (excluding sales charges) (unaudited)
Six Months

Classic Values Fund — Class A Shares	13.20%
S&P 500 Index	10.29%
Lipper Multi-Cap Value Funds Category Average[1]	11.56%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.

Excluding sales charges, Class B shares returned 12.70% and Class C shares returned 12.76% over the six months ended May 31, 2007. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

Total Annual Operating Expenses (unaudited)
As of the Fund’s most current prospectus dated April 16, 2007 the gross total operating expenses for Class A, Class B and Class C shares were 1.39%, 2.15% and 2.14%, respectively.

1

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended May 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 448 funds in the Fund’s Lipper category, and excluding sales charges.

II	Legg Mason Partners Classic Values Fund

Special Shareholder Notice

With a goal of moving the mutual funds formerly advised by Citigroup Asset Management (“CAM”) to a more cohesive and rational operating platform, Legg Mason, Inc. recommended a number of governance- and investment-related proposals to streamline and restructure the funds. The Boards of Directors/Trustees of the affected funds have carefully considered and approved these proposals and, where required, have obtained shareholder approval. As such, the following changes became effective during the month of April 2007:

•

Funds Redomiciled and Single Form of Organization Adopted: The legacy CAM funds have been redomiciled to a single jurisdiction and a single form of corporate structure has been introduced. Equity funds have been grouped for organizational and governance purposes with other funds in the fund complex that are predominantly equity funds, and fixed-income funds have been grouped with other funds that are predominantly fixed-income funds. Additionally, the funds have adopted a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents.

•

New Boards Elected: New Boards have been elected for the legacy CAM funds. The 10 Boards previously overseeing the funds have been realigned and consolidated into 2 Boards, with the remaining Boards each overseeing a distinct asset class or product type: equity or fixed income.

•

Revised Fundamental Investment Policies Instituted: A uniform set of fundamental investment policies has been instituted for most funds, to the extent appropriate. Please note, however, that each fund will continue to be managed in accordance with its prospectus and statement of additional information, as well as any policies or guidelines that may have been established by the fund’s Board or investment manager.

Legg Mason Partners classic values Fund	III

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely, R. Jay Gerken, CFA Chairman, President and Chief Executive Officer June 11, 2007

IV	Legg Mason Partners Classic Values Fund

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Investments in small- and medium-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. This Fund may invest in foreign stocks, which are subject to certain risks of overseas investing not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund may engage in short sales. Losses from short sales may be unlimited. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.
[v]

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vi

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Legg Mason Partners Classic Values Fund	V

Investment Breakdown

Financials

Information Technology

Industrials

Energy

Consumer Staples

Materials

0.0%

10.0%

20.0%

30.0%

40.0%

May 31, 2007

30.3%

20.3%

14.5%

2.7%

3.9%

As a Percent of Total Investments

Consumer Discretionary

1.3%

Health Care

Short-Term Investment

15.5%

6.5%

5.0%

Fund at a Glance (unaudited)

Legg Mason Partners Classic Values Fund2007 Semi-Annual Report	1

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2006 and held for the six months ended May 31, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(3)	Expenses Paid During the Period(4)

Class A	13.20%	$1,000.00	$1,132.00	1.39%	$7.39

Class B	12.70	1,000.00	1,127.00	2.14	11.35

Class C	12.76	1,000.00	1,127.60	2.12	11.25

(1)	For the six months ended May 31, 2007.
(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.
(4)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

2	Legg Mason Partners Classic Values Fund 2007 Semi-Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(3)

Class A	5.00%	$1,000.00	$1,018.00	1.39%	$ 6.99

Class B	5.00	1,000.00	1,014.26	2.14	10.75

Class C	5.00	1,000.00	1,014.36	2.12	10.65

(1)	For the six months ended May 31, 2007.
(2)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.
(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Classic Values Fund 2007 Semi-Annual Report	3

Schedule of Investments (May 31, 2007) (unaudited)
LEGG MASON PARTNERS CLASSIC VALUES FUND

Shares	Security	Value

COMMON STOCKS — 96.0%
CONSUMER DISCRETIONARY — 30.3%
Automobiles — 0.7%
22,200	Harley-Davidson Inc.	$1,356,198

Hotels, Restaurants & Leisure — 12.5%
75,100	Boyd Gaming Corp.	3,758,004
125,300	Burger King Holdings Inc.	3,207,680
100,100	Cheesecake Factory Inc. *	2,824,822
656,100	Denny’s Corp. *	3,004,938
17,600	Las Vegas Sands Corp. *	1,373,152
98,500	Live Nation Inc. *	2,206,400
56,150	McDonald’s Corp.	2,838,382
11,700	MGM MIRAGE Inc. *	930,501
37,529	Scientific Games Corp., Class A Shares *	1,401,333
40,300	WMS Industries Inc. *	1,707,108

	Total Hotels, Restaurants & Leisure	23,252,320

Household Durables — 0.6%
9,900	Whirlpool Corp.	1,105,335

Leisure Equipment & Products — 1.0%
54,400	Hasbro Inc.	1,748,960

Media — 1.0%
52,400	Walt Disney Co.	1,857,056

Multiline Retail — 3.1%
23,400	J.C. Penney Co. Inc.	1,883,232
60,200	Macy’s Inc.	2,403,786
8,200	Sears Holdings Corp. *	1,476,164

	Total Multiline Retail	5,763,182

Specialty Retail — 6.8%
142,300	Finish Line Inc., Class A Shares	1,821,440
85,300	Foot Locker Inc.	1,871,482
153,100	Gap Inc.	2,835,412
48,100	Home Depot Inc.	1,869,647
44,600	Lowe’s Cos. Inc.	1,463,772
39,300	RadioShack Corp.	1,341,702
49,700	TJX Cos. Inc.	1,390,109

	Total Specialty Retail	12,593,564

Textiles, Apparel & Luxury Goods — 4.6%
133,800	Carter’s Inc. *	3,628,656
52,400	Jones Apparel Group Inc.	1,560,472
232,500	Quiksilver Inc. *	3,280,575

	Total Textiles, Apparel & Luxury Goods	8,469,703

	TOTAL CONSUMER DISCRETIONARY	56,146,318

See Notes to Financial Statements.

4	Legg Mason Partners Classic Values Fund 2007 Semi-Annual Report

Schedule of Investments (May 31, 2007) (unaudited) (continued)

Shares	Security	Value

CONSUMER STAPLES — 2.7%
Beverages — 0.7%
15,100	Molson Coors Brewing Co., Class B Shares	$1,382,707

Food & Staples Retailing — 1.2%
45,380	Nash Finch Co.	2,135,129

Personal Products — 0.8%
98,200	Playtex Products Inc. *	1,463,180

	TOTAL CONSUMER STAPLES	4,981,016

ENERGY — 6.5%
Energy Equipment & Services — 4.4%
76,700	Halliburton Co.	2,757,365
89,700	Helix Energy Solutions Group Inc. *	3,574,545
230,700	Newpark Resources Inc. *	1,820,223

	Total Energy Equipment & Services	8,152,133

Oil, Gas & Consumable Fuels — 2.1%
121,300	Williams Cos. Inc.	3,852,488

	TOTAL ENERGY	12,004,621

FINANCIALS — 20.3%
Capital Markets — 5.3%
102,600	Charles Schwab Corp.	2,305,422
102,500	Cowen Group Inc. *	1,827,575
11,100	Merrill Lynch & Co. Inc.	1,029,303
30,000	Morgan Stanley	2,551,200
83,500	Waddell & Reed Financial Inc., Class A Shares	2,165,990

	Total Capital Markets	9,879,490

Consumer Finance — 4.1%
58,500	American Express Co.	3,801,330
47,300	Capital One Financial Corp.	3,773,594

	Total Consumer Finance	7,574,924

Diversified Financial Services — 0.9%
34,000	Bank of America Corp.	1,724,140

Insurance — 8.4%
66,900	American International Group Inc.	4,839,546
76,200	Genworth Financial Inc., Class A Shares	2,750,820
121,400	Marsh & McLennan Cos. Inc.	3,985,562
41,900	W.R. Berkley Corp.	1,380,186
31,900	XL Capital Ltd., Class A Shares	2,601,764

	Total Insurance	15,557,878

Thrifts & Mortgage Finance — 1.6%
73,400	Countrywide Financial Corp.	2,858,196

	TOTAL FINANCIALS	37,594,628

See Notes to Financial Statements.

Legg Mason Partners Classic Values Fund 2007 Semi-Annual Report	5

Schedule of Investments (May 31, 2007) (unaudited) (continued)

Shares	Security	Value

HEALTH CARE — 5.0%
Health Care Equipment & Supplies — 1.8%
27,700	Baxter International Inc.	$1,574,468
117,900	Boston Scientific Corp. *	1,847,493

	Total Health Care Equipment & Supplies	3,421,961

Health Care Providers & Services — 1.4%
32,800	DaVita Inc. *	1,811,544
17,400	Quest Diagnostics Inc.	850,305

	Total Health Care Providers & Services	2,661,849

Life Sciences Tools & Services — 0.5%
12,600	Invitrogen Corp. *	912,744

Pharmaceuticals — 1.3%
37,100	Johnson & Johnson	2,347,317

	TOTAL HEALTH CARE	9,343,871

INDUSTRIALS — 14.5%
Commercial Services & Supplies — 5.2%
18,900	Avery Dennison Corp.	1,233,603
106,700	Intermec Inc. *	2,624,820
41,000	Pitney Bowes Inc.	1,957,750
124,700	Quanta Services Inc. *	3,742,247

	Total Commercial Services & Supplies	9,558,420

Electrical Equipment — 0.6%
34,900	Energy Conversion Devices Inc. *	1,199,862

Industrial Conglomerates — 5.8%
29,200	3M Co.	2,568,432
244,900	Tyco International Ltd.	8,169,864

	Total Industrial Conglomerates	10,738,296

Machinery — 2.9%
126,600	Blount International Inc. *	1,653,396
42,800	Pentair Inc.	1,583,172
57,100	Watts Water Technologies Inc., Class A Shares	2,164,090

	Total Machinery	5,400,658

	TOTAL INDUSTRIALS	26,897,236

INFORMATION TECHNOLOGY — 15.4%
Communications Equipment — 2.2%
118,900	Cisco Systems Inc. *	3,200,788
50,900	Motorola Inc.	925,871

	Total Communications Equipment	4,126,659

Computers & Peripherals — 6.4%
30,700	Apple Inc. *	3,731,892
76,900	Dell Inc. *	2,066,303

See Notes to Financial Statements.

6	Legg Mason Partners Classic Values Fund 2007 Semi-Annual Report

Schedule of Investments (May 31, 2007) (unaudited) (continued)

Shares	Security	Value

Computers & Peripherals — 6.4% (continued)
54,300	EMC Corp. *	$924,952
57,600	Hewlett-Packard Co.	2,632,896
23,800	International Business Machines Corp.	2,537,080

	Total Computers & Peripherals	11,893,123

Internet Software & Services — 0.7%
25,500	Digital River Inc. *	1,311,210

IT Services — 0.7%
45,400	Hewitt Associates Inc., Class A Shares *	1,362,908

Office Electronics — 0.9%
92,900	Xerox Corp. *	1,753,023

Semiconductors & Semiconductor Equipment — 3.7%
380,700	Atmel Corp. *	2,128,113
171,600	Entegris Inc. *	1,973,400
95,600	Sigma Designs Inc. *	2,670,108

	Total Semiconductors & Semiconductor Equipment	6,771,621

Software — 0.8%
47,600	Microsoft Corp.	1,459,892

	TOTAL INFORMATION TECHNOLOGY	28,678,436

MATERIALS — 1.3%
Paper & Forest Products — 1.3%
56,300	Neenah Paper Inc.	2,465,940

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
	(Cost — $148,206,975)	178,112,066

Face Amount

SHORT-TERM INVESTMENT — 3.9%
Repurchase Agreement — 3.9%
$7,306,000	State Street Bank & Trust Co., dated 5/31/07, 4.620% due 6/1/07; Proceeds at maturity — $7,306,938; (Fully collateralized by U.S. Treasury Bond, 5.375% due 2/15/31; Market value — $7,453,600) (Cost — $7,306,000)	7,306,000

	TOTAL INVESTMENTS — 99.9% (Cost — $155,512,975#)	185,418,066
	Other Assets in Excess of Liabilities — 0.1%	166,895

	TOTAL NET ASSETS — 100.0%	$185,584,961

*	Non-income producing security.
#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Legg Mason Partners Classic Values Fund 2007 Semi-Annual Report	7

Statement of Assets and Liabilities (May 31, 2007) (unaudited)
ASSETS:
Investments, at value (Cost — $155,512,975)	$185,418,066
Cash	452
Receivable for securities sold	5,034,171
Dividends and interest receivable	182,981
Receivable for Fund shares sold	45,305
Prepaid expenses	30,258

Total Assets	190,711,233

LIABILITIES:
Payable for securities purchased	4,591,728
Payable for Fund shares repurchased	233,261
Investment management fee payable	157,079
Distribution fees payable	115,859
Trustees’ fees payable	5,601
Deferred compensation payable	801
Accrued expenses	21,943

Total Liabilities	5,126,272

Total Net Assets	$185,584,961

NET ASSETS:
Par value (Note 6)	$103
Paid-in capital in excess of par value	136,783,692
Accumulated net investment loss	(637,068)
Accumulated net realized gain on investments	19,533,143
Net unrealized appreciation on investments	29,905,091

Total Net Assets	$185,584,961

Shares Outstanding:
Class A	3,374,946

Class B	3,570,672

Class C	3,318,012

Net Asset Value:
Class A (and redemption price)	$18.54

Class B *	$17.85

Class C *	$17.86

Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$19.67

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

8	Legg Mason Partners Classic Values Fund2007 Semi-Annual Report

Statement of Operations (For the six months ended May 31, 2007) (unaudited)
INVESTMENT INCOME:
Dividends	$834,106
Interest	265,080

Total Investment Income	1,099,186

EXPENSES:
Investment management fee (Note 2)	901,461
Distribution fees (Notes 2 and 4)	679,340
Registration fees	29,306
Shareholder reports (Note 4)	25,574
Transfer agent fees (Note 4)	22,559
Legal fees	20,472
Audit and tax	13,709
Restructuring fee (Note 10)	7,427
Trustees’ fees	3,900
Insurance	2,226
Custody fees	981
Miscellaneous expenses	3,645

Total Expenses	1,710,600

Net Investment Loss	(611,414)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain From Investment Transactions	19,753,816
Change in Net Unrealized Appreciation/Depreciation From Investments	2,868,325

Net Gain on Investments	22,622,141

Increase in Net Assets From Operations	$22,010,727

See Notes to Financial Statements.

Legg Mason Partners Classic Values Fund2007 Semi-Annual Report	9

Statements of Changes in Net Assets
For the six months ended May 31, 2007 (unaudited) and the year ended November 30, 2006
	2007	2006

OPERATIONS:
Net investment loss	$(611,414)	$(619,999)
Net realized gain	19,753,816	15,611,561
Change in net unrealized appreciation/depreciation	2,868,325	8,187,407

Increase in Net Assets From Operations	22,010,727	23,178,969

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net realized gains	(14,585,545)	(20,290,773)

Decrease in Net Assets From Distributions to Shareholders	(14,585,545)	(20,290,773)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	8,741,412	10,199,169
Reinvestment of distributions	13,730,305	19,068,779
Cost of shares repurchased	(29,417,076)	(58,456,328)

Decrease in Net Assets From Fund Share Transactions	(6,945,359)	(29,188,380)

Increase (Decrease) in Net Assets	479,823	(26,300,184)
NET ASSETS:
Beginning of period	185,105,138	211,405,322

End of period*	$185,584,961	$185,105,138

*Includes accumulated net investment loss of:	$(637,068)	$(25,654)

See Notes to Financial Statements.

10	Legg Mason Partners Classic Values Fund 2007 Semi-Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class A Shares(1)	2007 (2)		2006	2005	2004	2003 (3)

Net Asset Value, Beginning of Period	$17.74		$17.18	$17.07	$15.65	$11.40

Income (Loss) From Operations:
Net investment income (loss)	(0.02)		0.03	(0.03)	(0.06)	(0.05)
Net realized and unrealized gain	2.19		2.16	1.24	1.91	4.30

Total Income From Operations	2.17		2.19	1.21	1.85	4.25

Less Distributions From:
Net realized gains	(1.37)		(1.63)	(1.10)	(0.43)	—

Total Distributions	(1.37)		(1.63)	(1.10)	(0.43)	—

Net Asset Value, End of Period	$18.54		$17.74	$17.18	$17.07	$15.65

Total Return(4)	13.20%		14.03%	7.39%	12.07%	37.28%

Net Assets, End of Period (000s)	$62,566		$59,012	$63,845	$56,830	$27,028

Ratios to Average Net Assets:
Gross expenses	1.40	% (5)(6)	1.42%	1.51%	1.40%	1.75	% (5)
Net expenses	1.40	(5)(6)	1.39 (7)	1.51	1.40 (7)	1.75	(5)
Net investment income (loss)	(0.18	) (5)	0.20	(0.21)	(0.35)	(0.59	) (5)

Portfolio Turnover Rate	42%		63%	71%	65%	24%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended May 31, 2007 (unaudited).
(3)	For the period April 14, 2003 (inception date) to November 30, 2003.
(4)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(5)	Annualized.
(6)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 1.39% (Note 10).

(7)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Classic Values Fund 2007 Semi-Annual Report	11

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class B Shares(1)	2007 (2)		2006	2005	2004	2003 (3)

Net Asset Value, Beginning of Period	$ 17.20		$ 16.81	$ 16.86	$ 15.57	$ 11.40

Income (Loss) From Operations:
Net investment income	(0.08)		(0.09)	(0.16)	(0.18)	(0.12)
Net realized and unrealized gain	2.10		2.11	1.21	1.90	4.29

Total Income From Operations	2.02		2.02	1.05	1.72	4.17

Less Distributions From:
Net realized gains	(1.37)		(1.63)	(1.10)	(0.43)	—

Total Distributions	(1.37)		(1.63)	(1.10)	(0.43)	—

Net Asset Value, End of Period	$ 17.85		$ 17.20	$ 16.81	$ 16.86	$ 15.57

Total Return(4)	12.70%		13.25%	6.48%	11.28%	36.58%

Net Assets, End of Period (000s)	$ 63,747		$ 68,130	$ 78,796	$ 74,802	$ 47,626

Ratios to Average Net Assets:
Gross expenses	2.15	% (5)(6)	2.18%	2.29%	2.17%	2.53	% (5)
Net expenses	2.15	(5)(6)	2.15 (7)	2.29	2.17 (7)	2.53	(5)
Net investment loss	(0.94	) (5)	(0.57)	(0.99)	(1.11)	(1.38	) (5)

Portfolio Turnover Rate	42%		63%	71%	65%	24%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended May 31, 2007 (unaudited).
(3)	For the period April 14, 2003 (inception date) to November 30, 2003.
(4)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(5)	Annualized.
(6)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 2.14% (Note 10).

(7)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

12	Legg Mason Partners Classic Values Fund 2007 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class C Shares(1)	2007 (2)		2006	2005	2004	2003 (3)

Net Asset Value, Beginning of Period	$ 17.20		$ 16.82	$ 16.86	$ 15.57	$ 11.40

Income (Loss) From Operations:
Net investment loss	(0.08)		(0.09)	(0.16)	(0.18)	(0.12)
Net realized and unrealized gain	2.11		2.10	1.22	1.90	4.29

Total Income From Operations	2.03		2.01	1.06	1.72	4.17

Less Distributions From:
Net realized gains	(1.37)		(1.63)	(1.10)	(0.43)	—

Total Distributions	(1.37)		(1.63)	(1.10)	(0.43)	—

Net Asset Value, End of Period	$ 17.86		$ 17.20	$ 16.82	$ 16.86	$ 15.57

Total Return (4)	12.76%		13.18%	6.54%	11.28%	36.58%

Net Assets, End of Period (000s)	$ 59,272		$ 57,963	$ 68,764	$ 67,312	$ 42,351

Ratios to Average Net Assets:
Gross expenses	2.13	% (5)(6)	2.17%	2.28%	2.16%	2.52	% (5)
Net expenses	2.13	(5)(6)	2.14 (7)	2.28	2.16 (7)	2.52	(5)
Net investment loss	(0.91	) (5)	(0.55)	(0.98)	(1.10)	(1.38	) (5)

Portfolio Turnover Rate	42%		63%	71%	65%	24%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended May 31, 2007 (unaudited).
(3)	For the period April 14, 2003 (inception date) to November 30, 2003.
(4)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(5)	Annualized.
(6)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 2.12% (Note 10).

(7)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Classic Values Fund 2007 Semi-Annual Report	13

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Partners Classic Values Fund (the “Fund”) is a separate diversified investment fund of the Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. Prior to close of business April 16, 2007, the Fund was a separate diversified series of Legg Mason Partners Investment Trust, a Massachusetts business trust, registered under the 1940 Act, as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

14	Legg Mason Partners Classic Values Fund 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

(d) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Olstein Capital Management, L.P. (“Olstein”) is the Fund’s subadviser. LMPFA is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of the Fund’s average net assets in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate

First $1.5 million	1.00%
Over $1.5 billion	0.90

LMPFA pays Olstein an investment subadvisory fee, calculated daily and paid monthly, at an annual rate of the Fund’s average net assets in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate

First $1.5 million	0.50%
Over $1.5 billion	0.40

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term investments.

Legg Mason Partners Classic Values Fund 2007 Semi-Annual Report	15

Notes to Financial Statements (unaudited) (continued)

Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services LLC (“LMIS”) serve as co-distributor of the Fund. LMIS is a wholly owned broker dealer subsidiary of Legg Mason.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended May 31, 2007, LMIS and its affiliates received sales charges of approximately $3,000 on sales of the Fund’s Class A shares. In addition, for the six months ended May 31, 2007, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class B	Class C

CDSCs	$0*	$67,000	$1,000

*	Amount represents less than $1,000.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred fees earn a return based on notional investments selected by the Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change will have no effect on fees previously deferred. As of May 31, 2007, the Fund had accrued $801 as deferred compensation payable under the Plan.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended May 31, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$71,240,496

Sales	88,794,487

16	Legg Mason Partners Classic Values Fund 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

At May 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$30,762,272
Gross unrealized depreciation	(857,181)

Net unrealized appreciation	$29,905,091

4. Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the six months ended May 31, 2007, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses

Class A	$74,040	$7,446	$8,928
Class B	319,742	9,406	10,795
Class C	285,558	5,707	5,851

Total	$679,340	$22,559	$25,574

5. Distributions to Shareholders by Class

	Six Months Ended	Year Ended
	May 31, 2007	November 30, 2006

Net Realized Gains
Class A	$4,553,873	$6,064,113
Class B	5,421,433	7,628,017
Class C	4,610,239	6,598,643

Total	$14,585,545	$20,290,773

6. Shares of Beneficial Interest

At May 31, 2007, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Legg Mason Partners Classic Values Fund 2007 Semi-Annual Report	17

Notes to Financial Statements (unaudited) (continued)

Transactions in shares of each class were as follows:

	Six Months Ended		Year Ended
	May 31, 2007		November 30, 2006
	Shares	Amount	Shares	Amount

Class A
Shares sold	393,942	$6,680,799	387,787	$6,272,646
Shares issued on reinvestment	260,079	4,299,093	364,506	5,711,807
Shares repurchased	(604,889)	(10,339,056)	(1,143,264)	(18,319,744)

Net Increase (Decrease)	49,132	$640,836	(390,971)	$(6,335,291)

Class B
Shares sold	42,571	$707,821	131,604	$2,075,720
Shares issued on reinvestment	316,847	5,063,218	462,624	7,078,152
Shares repurchased	(750,380)	(12,377,391)	(1,318,837)	(20,614,621)

Net Decrease	(390,962)	$(6,606,352)	(724,609)	$(11,460,749)

Class C
Shares sold	81,746	$1,352,792	117,999	$1,850,803
Shares issued on reinvestment	273,170	4,367,994	410,380	6,278,820
Shares repurchased	(405,909)	(6,700,629)	(1,247,861)	(19,521,963)

Net Decrease	(50,993)	$(979,843)	(719,482)	$(11,392,340)

7. Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), the then-investment adviser or manager to the Fund, and CGM, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

18	Legg Mason Partners Classic Values Fund 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8. Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 7. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

Legg Mason Partners Classic Values Fund 2007 Semi-Annual Report	19

Notes to Financial Statements (unaudited) (continued)

As of the date of this report, the Fund’s manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s manager and its affiliates to continue to render services to the Fund under their respective contracts.

*   *   *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested (including the Fund) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amendment Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

20	Legg Mason Partners Classic Values Fund 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

9. Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

10. Special Shareholder Meeting and Reorganization

Shareholders approved a number of initiatives designed to streamline and restructure the fund complex. These matters were implemented in early 2007. As noted in the proxy materials, Legg Mason pays for a portion of the costs related to these initiatives. The portions of the costs that are borne by the Fund will be recognized in the period during which the expense is incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies. The portions of these costs borne by the Fund and reflected in the Statement of Operations are deemed extraordinary and, therefore, not subject to expense limitation agreements, if applicable.

11. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after

Legg Mason Partners Classic Values Fund 2007 Semi-Annual Report	21

Notes to Financial Statements (unaudited) (continued)

December 15, 2006, which for the Fund will be December 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

*  *  *

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years, beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

12. Subsequent Event

On July 24, 2007, NYSE Regulation, Inc. (“NYSE Regulation”) and the New Jersey Bureau of Securities (“NJBS”) announced they had censured and fined CGM for failing to supervise trading of mutual fund shares and variable annuity mutual fund sub-accounts, failing to prevent deceptive market timing by certain brokers on behalf of hedge-fund customers, and failing to maintain adequate books and records during the period from January 2000 to September 2003. Under the settlement with NYSE Regulation and NJBS, CGM agreed to pay a total of $50 million in disgorgement and penalties and neither admitted nor denied guilt. CGM is a distributor of the Fund. The Fund’s Investment manager believes that this settlement will not have any effect on the financial position or results of operations of the Fund. The Investment manager has been informed by CGM that the settlement will not affect the ability of CGM to continue to render services to the Fund under its contract.

22	Legg Mason Partners Classic Values Fund2007 Semi-Annual Report

(This page intentionally left blank.)

(This page intentionally left blank.)

(This page intentionally left blank.)

(This page intentionally left blank.)

Legg Mason Partners Classic Values Fund

INVESTMENT MANAGER
TRUSTEES

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

R. Jay Gerken, CFA

     Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Legg Mason Partners Fund

Advisor, LLC

SUBADVISER

Olstein Capital Management, L.P.

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and

Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts

01581

INDEPENDENT

REGISTERED PUBLIC

ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the
general information of the shareholders
of Legg Mason Partners Classic Values Fund, but it may also be used as sales literature when preceded or
accompanied by the current prospectus.

This report must be preceded
or accompanied by a free
prospectus. Investors should
consider the Fund’s investment
objectives, risks, charges and
expenses carefully before
investing. The prospectus
contains this and other important
information about the Fund.
Please read the prospectus carefully
before investing.

www.leggmason.com/InvestorServices

©2007 Legg Mason Investor
Services, LLC
Member NASD, SIPC

FD02793 7/07                      SR07-364

Legg Mason Partners
Classic Values Fund

The Fund is a series of Legg Mason Partners Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS CLASSIC VALUES FUND
Legg Mason Partners Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the
Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington,
D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form NQ from the Fund, shareholders can call Legg Mason Partners Shareholder
Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available
(1) without charge, upon request, by calling 1-800-451-2010, (2) on the
Fund’s website at www.leggmason.com/InvestorServices and (3) on the
SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.
(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: August 3, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: August 3, 2007

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date: August 3, 2007